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                              UBS Investment Trust
                          UBS Tactical Allocation Fund

                Supplement to Prospectus dated February 15, 2004


                                                               February 20, 2004

Dear Investor,

         The purpose of this supplement to the prospectus is to notify investors that in order to facilitate the efficient transition of the fund's portfolio to its new investment strategy, until on or about March 1, 2004, all or a portion of the fund's portfolio may be invested in common stocks in a manner that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). With respect to the portion of the portfolio so invested, the fund expects a close correlation between the performance of its portfolio and that of the S&P 500 Index in both rising and falling markets. The performance of this portion of the fund's portfolio, however, will not be identical to that of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.


                                                                   Item # ZS-243